UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Not Applicable

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed, on January 4, 2017 (the “Petition Date”), Bonanza Creek Energy, Inc. (“Bonanza Creek”) and all of Bonanza Creek’s subsidiaries (the “Subsidiaries” and, together with Bonanza Creek, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On April 7, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated April 6, 2017 (the “Plan”). Pursuant to Paragraph 118 of the Confirmation Order, the current management of Bonanza Creek (“Management”) is permitted to appoint a new independent auditor without any action by the existing board of directors or audit committee of Bonanza Creek. On April 13, 2017, Management dismissed Hein & Associates LLP (“Hein”) as Bonanza Creek’s independent registered public accounting firm.

Hein’s audit reports on Bonanza Creek’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Hein’s report for the year ended December 31, 2016 included an explanatory paragraph referring to Bonanza Creek’s going concern uncertainty.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through April 13, 2017, there were (i) no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hein’s satisfaction, would have caused Hein to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Bonanza Creek provided Hein with a copy of disclosures it is making in this Form 8-K and requested that Hein furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Hein’s letter dated April 18, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 13th, 2017, Management appointed Grant Thornton LLP (“GT”) as Bonanza Creek’s independent registered public accounting firm. During the years ended December 31, 2016 and 2015, and during the subsequent interim period through April 13, 2017, neither the Company nor anyone acting on its behalf consulted with GT with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	16.1	Letter from Hein & Associates LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: April 18, 2017	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Hein & Associates LLP.